SPECTRA  |
                        FUND, | Meeting the challenge
                         INC. | of investing


                                Annual Report
                              October 31, 1995


Dear Shareholder:

      After a promising pickup in activity in the third quarter, the U.S. economy has slowed again. Long-term interest rates have fallen as signs of weakness multiply and the outlook for inflation remains favorable. The 30-year Treasury bond, as we write, yields 6.08%, nearly 180 basis points lower than the yields prevailing a year ago. The yield on the 10-year bond during the same period has fallen almost 200 basis points to around 5.75%. On the other hand, short-term rates which are more influenced by Federal Reserve policy, have barely budged. The yield on 3-month Treasury bills, for example, has slipped a mere 25 basis points to 5.25%. As a result, the yield curve, which traces the relationship between interest rates and lengths of time to maturity, has flattened dramatically. In fact, the 10-year Treasury bond is actually yielding less than the Fed Fund rate, a highly unusual development. The implication is clear. Investors believe that monetary policy is too restrictive given current economic conditions. When the Federal Reserve will next cut rates may be debatable, but we share the market's expectation that the Federal Reserve will ease policy in the months ahead.

      The stock market, in our opinion, is still undervalued given the low level of interest rates. We believe the economy will keep expanding at a slow rate. The interest-sensitive sectors of the economy should begin to accelerate in response to the drop in interest rates which has already occurred. Surveys continue to show consumer confidence is high. The economy continues to create new jobs, and the unemployment rate remains low. A great deal of wealth has been created in the financial markets. All of these indicators point to slow, steady growth. If corporate profits hold up, and on balance we expect they will, the stock market should continue to advance, even after the strong performance so far in 1995.

      The conversion of Spectra to an open-end fund is progressing and is expected to become effective in January.

      Dividends paid in December 1995 were $4.87 of short-term capital gains and $3.44 of long-term capital gains.

                                       Respectfully submitted,


                                       /s/ DAVID D. ALGER
                                       David D. Alger
                                       President

December 15, 1995


SPECTRA FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 1995


 Shares    Common Stocks--94.4%                   Value
-------------------------------------------------------------

           COMMUNICATIONS--2.1%
    500    DSC Communications Corporation*        $    18,500
  1,000    U.S. Robotics Corp.                         92,500
                                                  -----------
                                                      111,000
                                                  -----------

           COMPUTER RELATED & BUSINESS
            EQUIPMENT--21.0%
  3,100    Altera Corporation                         187,550
    800    Ascend Communications, Inc.*                52,000
  2,700    Bay Networks Inc.*                         178,875
  4,000    Dell Computer Corporation*                 186,500
  3,000    Digital Equipment Corporation*             162,375
  2,000    ESS Technology, Inc.*                       60,000
  1,400    Hewlett-Packard Company                    129,675
  1,300    Summit Technology Inc.*                     57,850
  2,400    Xilinx, Inc.*                              110,400
                                                  -----------
                                                    1,125,225
                                                  -----------

           COMPUTER SOFTWARE--4.1%
  1,500    Activision Inc.                             25,125
  1,300    Microsoft Corporation*                     130,000
  2,000    Softkey International Inc.*                 63,000
                                                  -----------
                                                      218,125
                                                  -----------

           COMPUTER TECHNOLOGY--3.8%
  4,000    Microchip Technology Incorporated*         158,750
  1,500    Pinnacle Systems, Inc.*                     47,062
                                                  -----------
                                                      205,812
                                                  -----------

           CONSUMER PRODUCTS--1.3%
  2,000    Oakley, Inc.*                               69,000
                                                  -----------

           DEFENSE--3.6%
  5,200    Loral Corporation                          154,050
    500    McDonnell Douglas Corporation               40,875
                                                  -----------
                                                      194,925
                                                  -----------

           FINANCIAL SERVICES--6.0%
    952    First Data Corporation                      62,920
  2,000    Merrill Lynch & Co., Inc.                  111,000
    500    Morgan Stanley Group, Inc.                  43,500
  4,500    Schwab (Charles) Corporation (The)         102,937
                                                  -----------
                                                      320,357
                                                  -----------

           HEALTH CARE--18.3%
  3,000    Biochem Pharma Inc.*                       114,750
  3,500    CellPro Incorporated*                       40,687
  1,000    Genzyme Corp.--General Division*            58,250
  5,000    IMNET Systems, Inc.*                       126,875
  1,200    Lilly (Eli) Co.                            115,950
  4,000    Liposome Company Inc.*                      61,500
  1,800    Merck & Co., Inc.                          103,500
  1,600    Metra Biosystems, Inc.*                     29,600
  1,000    Nellcor Puritan Bennett Inc.*               57,500
  2,000    Oxford Health Plans, Inc.*                 156,500
  1,000    Sybron International Corp.*                 42,500
  1,000    Target Therapeutics, Inc.*                  77,500
                                                  -----------
                                                      985,112
                                                  -----------

           POLLUTION CONTROL--1.1%
  2,700    USA Waste Services, Inc.*                   56,700
                                                  -----------

           RESTAURANTS & LODGING--2.5%
  3,500    Lone Star Steakhouse & Saloon, Inc.*       135,187
                                                  -----------

           RETAILING--3.7%
  1,000    CompUSA Inc.*                               38,250
  3,000    OfficeMax Inc.*                             74,250
  2,000    Viking Office Products, Inc.*               89,000
                                                  -----------
                                                      201,500
                                                  -----------

           SEMI-CONDUCTORS--21.0%
  1,500    Alliance Semiconductor Corp.*               46,124
  2,500    Cirrus Logic, Inc.*                        105,312
  6,000    C.P. Clare Corporation*                    155,250
  4,000    Integrated Device Technology, Inc.*         76,000
  2,000    Intel Corporation                          139,750
  3,800    LSI Logic Corporation*                     179,074
  5,000    Linear Technology Corporation              218,750
  2,800    Maxim Integrated Products, Inc*            209,300
                                                  -----------
                                                    1,129,560
                                                  -----------

           SEMI-CONDUCTORS
            CAPITAL EQUIPMENT--4.8%
  3,400    Applied Materials, Inc.*                   170,425
  1,000    PRI Automation, Inc.*                       37,000
  1,200    Tencor Instruments*                         51,150
                                                  -----------
                                                      258,575
                                                  -----------

           MISCELLANEOUS--1.1%
  1,500    Loewen Group Inc.                           60,070
                                                  -----------

           Total Common Stocks
           (Cost $4,985,316)                        5,071,148
                                                  -----------

           Warrants--1.4%
  2,000    Intel Corp. Warrants,
            expire 3/14/98                             74,000
     72    Windmere Corp. Warrants,
            expire 1/19/98                                  0
                                                  -----------
           Total Warrants (Cost $68,750)               74,000
                                                  -----------


Principal   Short-Term Corporate
  Amount     Notes--7.3%                          Value
-------------------------------------------------------------

$ 241,000   Associates Corporation of North
             America, 5.76%, 11/7/95              $   241,000
  152,000   Ford Motor Credit Company,
             5.73%, 11/2/95                           152,000
                                                  -----------

            Total Short-Term Corporate Notes
             (Cost $393,000)                          393,000
                                                  -----------



Total Investments (Cost $5,447,066)(a)   103.1%     5,538,148
Liabilities in Excess Of Other Assets     (3.1)      (164,073)
                                         -----    -----------
Net Assets                               100.0%   $ 5,374,075

<F1>  *    Non-income producing security.
<F2>  (a)  At October 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $5,447,066, amounted to $91,082 which consisted of aggregate gross unrealized appreciation of $199,731 and aggregate gross unrealized depreciation of $108,649.

                             -------------------

SPECTRA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995


ASSETS:
  Investments in securities, at value (cost $5,447,066), see
   accompanying schedule of investments                                   $5,538,148
  Cash                                                                       255,938
  Receivable for investment securities sold                                   97,165
  Dividends and interest receivable                                              539
  Prepaid expenses                                                             1,315
                                                                          ----------
      Total Assets                                                         5,893,105
LIABILITIES:
  Payable for investment securities purchased                  $397,876
  Investment advisory fee payable                                78,214
  Directors' fees payable                                           845
  Accrued expenses                                               42,095
                                                               --------
      Total Liabilities                                                      519,030
                                                                          ----------

NET ASSETS applicable to 256,720 outstanding shares of
 $1.00 par value (2,000,000 shares authorized)                            $5,374,075
                                                                          ==========

NET ASSET VALUE PER SHARE                                                 $    20.93
                                                                          ==========

                     See Notes to Financial Statements.


SPECTRA FUND, INC.
STATEMENT OF OPERATIONS
for the year ended October 31, 1995

INVESTMENT INCOME:
  Income:
    Dividends                                                             $   21,137
    Interest                                                                   8,101
                                                                          ----------
      Total Income                                                            29,238
  Expenses:
    Investment advisory fees--Note 2(a)                    $   78,214
    Professional fees                                          47,264
    Shareholder reports                                        27,193
    Custodian and transfer agent fees                          12,845
    Directors' fees                                             1,000
    Miscellaneous                                               2,958
                                                           ----------
                                                              169,474
    Less, earnings credits--Note 1(e)                          (2,962)
                                                           ----------
      Total Net Expenses                                                     166,512
                                                                          ---------
NET INVESTMENT LOSS                                                         (137,274)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                          2,271,024
  Net decrease in unrealized appreciation of investments     (410,332)
                                                           ----------
      Net realized and unrealized gain on investments                      1,860,692
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $1,723,418
                                                                          ==========

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Year        Four Months
                                                                    Ended          Ended        Year Ended
                                                                 October 31,    October 31,      June 30,
                                                                    1995           1994            1994
                                                                 ------------------------------------------

FROM INVESTMENT ACTIVITIES:
  Net investment loss                                            $ (137,274)    $  (26,632)     $  (73,090)
  Net realized gain on investments                                2,271,024        186,474       1,369,880
  Net change in unrealized appreciation (depreciation)
   of investments                                                  (410,332)       277,536        (687,387)
                                                                 -----------------------------------------
      Net increase in net assets resulting from operations        1,723,418        437,378         609,403
DIVIDENDS TO SHAREHOLDERS FROM:
  Net realized gains                                             (1,180,910)            --      (1,098,761)
                                                                 -----------------------------------------
      Total increase (decrease) in net assets                       542,508        437,378        (489,358)
NET ASSETS:
  Beginning of period                                             4,831,567      4,394,189       4,883,547
                                                                 -----------------------------------------
  End of period (including accumulated net investment
   loss of $740,141, $602,867 and $576,235, respectively)        $5,374,075     $4,831,567      $4,394,189
                                                                 =========================================

                     See Notes to Financial Statements.


SPECTRA FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period


                                               Year       Four Months
                                               Ended         Ended                   Year Ended June 30,
                                            October 31,   October 31,    ----------------------------------------
                                               1995          1994*       1994        1993       1992       1991
                                            ---------------------------------------------------------------------

Net asset value, beginning of period        $18.82        $17.12         $19.02      $17.93     $19.50     $18.72
                                            ---------------------------------------------------------------------
Net investment loss                          (0.53)        (0.10)         (0.28)      (0.29)     (0.22)     (0.15)
Net realized and unrealized gain
 on investments                               7.24          1.80           2.66        3.70       1.65       2.25
                                            ---------------------------------------------------------------------
Total from investment operations              6.71          1.70           2.38        3.41       1.43       2.10
Dividends from net realized gains            (4.60)           --          (4.28)      (2.32)     (3.00)     (1.32)
                                            ---------------------------------------------------------------------
Net asset value, end of period              $20.93        $18.82         $17.12      $19.02     $17.93     $19.50
                                            =====================================================================
Market value, end of period                 $20.93        $14.00         $14.00      $16.00     $13.50     $14.00
                                            =====================================================================
Total investment return based on market
 value per share                            112.02%         0.00%         14.25%      38.16%     17.09%     11.00%
                                            =====================================================================
Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted)                          $5,374        $4,832         $4,394      $4,884     $4,603     $5,006
                                            =====================================================================
  Ratio of expenses to average net
   assets                                     3.76%**       2.75%          2.59%       2.57%      2.14%      2.74%
                                            =====================================================================
  Ratio of net investment loss to
   average net assets                        (3.05)%       (1.72)%        (1.47)%     (1.55)%    (1.07)%     (.85)%
                                            =====================================================================
  Portfolio turnover rate                   207.25%        56.24%        116.61%     100.17%     63.54%     78.00%
                                            =====================================================================

<F1>  *   Ratios have been annualized; total return has not been annualized.
<F2>  **  Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 3.69%.

                     See Notes to Financial Statements.


SPECTRA FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Summary of Significant Accounting
        Policies:

      Spectra Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company (see note 5). The Fund's investment adviser is Fred Alger
Management, Inc. (the "Adviser").

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and dividends from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no Federal income tax provision is required.

(e) Earnings Credits--The Fund's custodian fees have been reduced as a result of earnings credits received on overnight cash balances. Balances left on deposit with the custodian preclude their use elsewhere.

NOTE 2--Investment Advisory Fees and Other
        Transactions with Affiliates:

(a) Investment Advisory Fees--The management agreement with the Adviser provides that the Fund pay the Adviser its costs for providing services to the Fund (see note 5).

      For the year ended October 31, 1995, the total advisory fee charged amounted to $78,214.

(b) Transfer Agent Fees--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the year ended October 31, 1995, the Fund incurred fees of approximately $5,200 for services provided by Alger Services and reimbursed Alger Services approximately $1,600 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Brokerage Commissions--During the year ended October 31, 1995, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of the Adviser, $11,681 in connection with securities transactions.

(d) Directors' Fees--Certain directors and officers of the Fund are directors and officers of the Adviser, Alger Inc. and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $250.

(e) Other Transactions With Affiliates--At October 31, 1995, the Adviser and its affiliates owned 111,119 shares of the Fund.

NOTE 3--Securities Transactions:

      During the year ended October 31, 1995, purchases and sales of investment securities, excluding short-term securities, aggregated $9,063,270 and $10,347,734, respectively.
NOTE 4--Components of Net Assets:

      At October 31, 1995, the Fund's net assets consisted of:


Paid-in capital                          $ 3,727,393
Accumulated net investment loss             (740,141)
Undistributed net realized gain            2,295,741
Net unrealized appreciation                   91,082
                                         -----------
NET ASSETS                               $ 5,374,075
                                         ===========

NOTE 5--Fund Reorganization:

      On September 28, 1995, the Fund's shareholders voted (i) to convert the Fund from a closed-end investment company to an open-end investment company, (ii) to provide for payment of an investment management fee at an annual rate of 1.5% of the Fund's average daily net assets, and (iii) to convert the Fund from a Massachusetts corporation to a Massachusetts business trust. Such changes are expected to be effective in January 1996.


                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Spectra Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of Spectra Fund, Inc. (a Massachusetts Corporation), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the four months in the period ended October 31, 1994, and for the year ended June 30, 1994, and the financial highlights for the year ended October 31, 1995, for the four months in the period ended October 31, 1994, and for each of the four years in the period ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spectra Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the four months in the period ended October 31, 1994, and for the year ended June 30, 1994, and the financial highlights for the year ended October 31, 1995, for the four months in the period ended October 31, 1994, and for each of the four years in the period ended June 30, 1994, in conformity with generally accepted accounting principles.

                                       ARTHUR ANDERSEN LLP

New York, New York
December 14, 1995



   SPECTRA  | Meeting the challenge
      FUND, | of investing
       INC. |



Board of Directors

Fred M. Alger, Chairman
David D. Alger
Arthur M. Dubow
Stephen E. O'Neil
Nathan Saint-Amand
John T. Sargent

----------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038

----------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811

----------------------------------------------

Custodian

NatWest Bank National Association
10 Exchange Place
Jersey City, N.J. 07302

----------------------------------------------

Independent Public Accountants

Arthur Andersen LLP
1345 Avenue of the Americas
New York, N.Y. 10105

----------------------------------------------

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.